UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2012

Orthofix International N.V.

(Exact name of Registrant as specified in its charter)

Curaçao	0-19961	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Abraham de Veerstraat Curaçao	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-59-99-465-8525

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amended Plea Agreement Regarding Regenerative Bone Growth Stimulation Business Matter

On December 14, 2012, Orthofix Inc., a wholly owned subsidiary of Orthofix International N.V. (the “Company”), entered into an amended plea agreement (the “Amended Plea Agreement”) with the United States Attorney’s Office for the District of Massachusetts (the “Boston USAO”) and the United States Department of Justice (the “DOJ”). The Amended Plea Agreement supersedes the prior plea agreement (the “Prior Plea Agreement”) that Orthofix Inc. entered into with the Boston USAO and the DOJ on June 7, 2012, which was described further in the Company’s Current Report on Form 8-K, as amended, filed on June 7, 2012 (the “Prior Form 8-K”).

Under the Amended Plea Agreement, which was accepted by the United States District Court for the District of Massachusetts on the same date, Orthofix Inc. has plead guilty to one felony count of obstruction of a federal audit (18 U.S.C. §1516). The Amended Plea Agreement recommends that Orthofix Inc. be sentenced to (i) a criminal fine of $7,765,737, and (ii) a mandatory special assessment of $400. These recommended economic terms, and the agreed-upon criminal charge, were the same as those previously agreed to in the Prior Plea Agreement. However, the Amended Plea Agreement provided that Orthofix Inc.’s plea would be entered under Federal Rule of Criminal Procedure 11(c)(1)(B), as opposed to Rule 11(c)(1)(C), thereby granting the court additional sentencing discretion.

Under the terms of the final sentencing order instituted by the court after it accepted the plea, Orthofix Inc. has been ordered to pay a fine in the same amount as recommended in the Amended Plea Agreement. In addition, the court has imposed a five year term of probation, with special conditions which mandate certain non-disparagement obligations and order Orthofix Inc. to continue complying with the terms of the Company’s previously-disclosed 5-year corporate integrity agreement through the expiration of its term.

The foregoing description of the Amended Plea Agreement does not purport to be complete and is qualified in its entirety by the text of the Amended Plea Agreement, which is filed herewith as Exhibit 10.1 and which is incorporated herein by reference. The settlement agreement and corporate integrity agreement described in and filed with the Prior Form 8-K were not amended, and remain in full force and effect on their original terms.

Item 7.01.	Regulation FD Disclosure.

On December 16, 2012, the Company issued a press release regarding the matters described above. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amended Plea Agreement, entered into on December 14, 2012, among the United States Attorney for the District of Massachusetts, the Department of Justice and Orthofix Inc.

99.1	Press Release, dated December 16, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix International N.V.

By:	/s/ Jeffrey M. Schumm
Jeffrey M. Schumm Senior Vice President, General Counsel and Corporate Secretary

Date: December 19, 2012

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended Plea Agreement, entered into on December 14, 2012, among the United States Attorney for the District of Massachusetts, the Department of Justice and Orthofix Inc.

99.1	Press Release, dated December 16, 2012.